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                                                               Exhibit 10.13(ii)




                                  FORT JAMES
                                  ----------

                          SUPPLEMENTAL DEFERRAL PLAN
                          --------------------------

                        1999 AMENDMENT AND RESTATEMENT
                        ------------------------------

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         FORT JAMES CORPORATION (the "Company") hereby amends and restates its
Supplemental Deferral Plan (the "Plan"). This amendment and restatement shall be effective as of January 1, 1999.

                                   Section I

                              Purpose of the Plan
                              -------------------

     The Plan is an unfunded deferred compensation plan for a select group of management and highly compensated employees. The Plan is intended to provide eligible employees with an opportunity to defer the portion of their compensation that they are prevented from deferring under the Fort James 401(k) Plan (the "401(k) Plan") as a result of limitations imposed by the Internal Revenue Code. Sponsorship of the Plan is also transferred from Fort James Operating Company to Fort James Corporation.

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                                  Section II

                                  Definitions
                                  -----------

     Whenever used in this Plan, the following terms shall have the meanings set forth below, unless the context clearly requires a different meaning:

     2.1  Account: The book account maintained on the records of the Employer
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for each Participant, by which the Employer shall record the Participant's
Deferrals, Matching Credits and Dividends pursuant to this Plan.

     2.2  Beneficiary: The person or entity entitled to receive benefits upon
          -----------
the Participant's death under the 401(k) Plan or, if there is none, the personal representative of the Participant's estate.

     2.3  Board of Directors: The Board of Directors of the Company.
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     2.4  Company: Fort James Corporation, and any successor by merger or
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otherwise.

     2.5  Company Stock: Common Stock issued by the Company.
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     2.6  Compensation: A Participant's "Compensation" as defined in the 401(k)
          ------------
Plan, without regard to the Limitations.

     2.7  Deferral: The Compensation deferred by a Participant under Section 3.2
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of this Plan.

     2.8  Deferral Election: An election filed by a Participant to have
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Deferrals made under this Plan.

     2.9  Dividends: Hypothetical dividends on Company Stock, which shall be
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credited to Participants' Accounts pursuant to Section 5.4 of this Plan.

     2.10 Effective Date: November 6, 1989. The effective date of the Plan
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restatement is January 1, 1999.

     2.11 Eligible-Employee: A management or highly compensated salaried
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employee of the Employer who is a Participant in the 401(k) Plan and whose
Compensation for the Plan Year exceeds $100,000. This Plan shall be maintained solely for a select group of management or highly compensated employees of the Employer.

     2.12 Employer: The Company and the subsidiaries and affiliates of the
          --------
Company that adopt or have adopted the 401(k) Plan for the benefit of their eligible employees.

     2.13 Insider: Any person subject to Section 16(b) of the Securities
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Exchange Act of 1934.

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     2.14 Internal Revenue Code: The Internal Revenue Code of 1986, as amended.
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     2.15 Limitations: The limitation of the 401(k) Plan under which the amount
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of an employee's annual Compensation that may be taken into account for purposes of the 401(k) Plan may not exceed $150,000, or an adjusted amount pursuant to Sections 401(a)(17) and 415(d) of the Internal Revenue Code.

     2.16 Matching Credits: The matching amounts credited to a Participant's
          ----------------
Account pursuant to Section 5.2 of this Plan.

     2.17 Participant: Each Eligible Employee who has elected to participate in
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this Plan.

     2.18 Plan: This Fort James Supplemental Deferral Plan, as in effect from
          ----
time to time.

     2.19 Plan Administrator: The administrative committee appointed to
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administer the 401(k) Plan from time to time. The Plan Administrator will have the same authority and responsibility for the Plan as it has with respect to the 401(k) Plan.

     2.20 Plan Year: The calendar year.
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     2.21 Pre-Tax Contributions: Pre-tax salary reduction contributions made on
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behalf of employees under the 401(k) Plan.

     2.22 401(k) Plan: The Fort James 401(k) Plan, as in effect from time to
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time.

                                  Section III

                                 Participation
                                 -------------

     3.1  Election to Participate:
          -----------------------

     (a) An Eligible Employee may become a Participant in this Plan as of any January 1 by filing a Deferral Election with his Employer before the January 1 as of which the Eligible Employee's participation is to become effective. If an employee first becomes an Eligible Employee during a Plan Year, the Eligible Employee may become a Participant by filing a Deferral Election with his Employer within 15 days after he is notified that he has become an Eligible Employee.

     (b) All Deferral Elections must be made on forms provided by the Plan Administrator for that purpose.

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     3.2  Deferral Elections:
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     (a)  By making a Deferral Election, a Participant shall elect to defer
Compensation that he is not permitted to contribute to the 401(k) Plan because of the Limitations. The deferred Compensation shall be considered a Deferral under this Plan. The Deferral Election shall direct the Employer to reduce the Participant's Compensation in excess of the Limitations by a percentage specified by the Participant in the Deferral Election. The specified percentage may not exceed the contribution percentage in effect for the Participant under the 401(k) Plan as of the effective date of the Deferral Election.

     (b) A Participant may make Deferrals to this Plan during a Plan Year only if he has made the maximum amount of contributions to the 401(k) Plan permitted under Section 402(g) of the Internal Revenue Code or under the terms of the 401(k) Plan.

     (c) A Participant's Deferral Election shall apply only to Compensation earned after the effective date of the Deferral Election. Deferral Elections may only be made prospectively. A Participant's Deferral Election shall be made annually and will not be automatically renewed.

     3.3  Change of Elections:
          -------------------

     (a) A Participant may not revoke or otherwise change his Deferral Election under this Plan after commencement of the Plan Year to which the Deferral Election relates, or if earlier, the deadline for making Deferral Elections established by the Plan Administrator. The Plan Administrator may revoke or change a Participant's Deferral Election prospectively after commencement of the Plan Year if the Participant experiences financial hardship or under other extraordinary circumstances, as the Plan Administrator, in its sole discretion, deems appropriate.

     (b) If a Participant ceases to be an Eligible Employee, the Participant's Deferrals and Matching Credits will cease as of the end of the payroll period in which the Participant ceases to be an Eligible Employee.

     (c) If a Participant's Deferrals cease, but he continues to be employed by the Employer, the Participant's Account shall continue to be credited with Dividends pursuant to Section 5.4 of this Plan until the Account is distributed pursuant to Section 6.2.

     (d)  Special Rules for Insiders: Notwithstanding anything in the Plan to
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the contrary, the Plan Administrator may impose on Insiders such restrictions regarding participation, Deferrals, distributions and other matters as the Committee deems appropriate to comply with Rule 16b-3 of the Securities Exchange Act of 1934.

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                                  Section IV

                             Participant Accounts
                             --------------------

     Each Participant's Employer shall establish an Account for the Participant on its records. The Employer shall credit to the Participant's Account the Deferrals, Matching Credits and Dividends that are required to be credited to the Account pursuant to this Plan. The Account shall be a bookkeeping account only, and no assets shall be segregated for the benefit of a Participant.

                                   Section V

                              Credits to Accounts
                              -------------------

     5.1  Participant Deferrals: As of the end of each pay period, the Employer
          ---------------------
will credit each Participant's Account with an amount equal to the Participant's Deferrals for the pay period.

     5.2  Matching Credits: As of the end of each pay period, the Employer will
          ----------------
credit each Participant's Account with a Matching Credit that matches a percentage of the Participant's Deferrals under this Plan based on the matching percentages in effect at the time under the 401(k) Plan.

     5.3  Hypothetical Investments: For Plan Years ending prior to January 1,
          ------------------------
1999, each time Deferrals, Matching Credits or Dividends are credited to an Account, the amount credited shall be converted into hypothetical shares of Company Stock, based on the fair market value of Company Stock as of the date on which the amount is credited to the Account. No actual shares of Company Stock or other certificates shall be issued pursuant to this Plan. Effective for Accounts in existence on or after January 1, 1999 and for Deferrals, Matching Credits and Dividends credited on or after January 1, 1999, no hypothetical shares of Company Stock will be issued. As of such date, Participants will be entitled to make hypothetical investments among the investment options offered under the 401(k) Plan, and shall have the right to change the allocation of (a) future Deferrals, Matching Credits and (b) their current Account balance among the hypothetical investment options to the same extent and with the same frequency as the Participant is allowed under the 401(k) Plan. The Plan Administrator will establish notional accounts that substantially reflect such investment elections and will credit any gains and debit any losses on such notional accounts to the Participant's Account in a manner similar to the method used for valuing participant accounts under the 401(k) Plan. The Plan Administrator is not required to set aside assets for any Participant or to actually invest assets in accordance with such investment elections. The sole purpose of this Section 5.3 is to determine the amount of a Participant's Account and nothing herein will be construed to require an actual investment by the Company or an affiliate of the Company.

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     5.4  Dividends: For Plan Years ending prior to January 1, 1999, as of each
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record date for a dividend on Company Stock, each Participant's Account shall be credited with hypothetical Dividends, based on the number of hypothetical shares of Company Stock that were credited to the Participant's Account as of the record date. The Dividends shall then be converted into hypothetical shares of Company Stock by dividing the amount of the Dividends by the fair market value of the Company Stock on the record date for the dividend, and the number of hypothetical shares of Company Stock so determined shall be credited to the Participant's Account. Effective for Plan Years beginning on or after January 1, 1999, no hypothetical Dividends will be credited to an Account. However, to the extent that a Participant, pursuant to the terms of the Fort James 401(k) Plan, directs any or all of a portion of his 401(k) Plan accounts into a stock fund that invests in Fort James securities, the Participant's Account under this Plan will be credited with gains and losses with respect to such investment election, including any dividends with respect to such Fort James securities, in the manner described in Section 5.3 with respect to Accounts in existence on or after January 1, 1999.

                                  Section VI

                        Vesting and Payment of Benefits
                        -------------------------------

     6.1  Vesting of Accounts: Each Participant shall be 100% vested in his
          -------------------
Account under the Plan.

     6.2  Benefits: Effective on or after January 1, 1999, when a Participant
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terminates employment with the Employer and its subsidiaries and affiliates, the
Participant's Employer shall pay the Participant (or his Beneficiary, in the event of his death) an amount in cash equal to the value of the Participant's Account. Except as provided in Section 6.3, the payment shall be made in a single lump sum cash payment as soon as practicable after the Participant's termination of employment. For purposes of determining the amount of the payment, the Account will be valued under a method substantially similar to the valuation method used under the 401(k) Plan as of the last valuation date set forth in the 401(k) Plan. All payments under the Plan shall be made in cash. No shares of Company Stock will be transferred as payment and no other security or in-kind payment shall be made under the Plan.

     6.3  Deferral of Payment: The Plan Administrator shall defer payment of all
          -------------------
or any portion of a Participant's Account if and to the extent that the sum of
(a) the Participant's Account balance or the remaining portion thereof, plus (b) all other compensation paid or payable to the Participant for the fiscal year in which the Account balance would otherwise be paid, exceeds the maximum amount of compensation that the Employer may deduct under Section 162(m) of the Internal Revenue Code with respect to the Participant for the year. A benefit deferred pursuant to this Section 6.3 shall be paid in the first fiscal year of the Employer in which the sum of the Participant's Plan benefit and all other compensation paid or payable to the Participant does not exceed the maximum amount of compensation deductible by the Employer under Section 162(m) of the Internal Revenue Code. This Section 6.3 shall only apply to Participants and Plan benefits covered by Section 162(m) of the Internal Revenue Code and shall apply only if and to the extent that the deferral will cause the Plan benefits to be deductible in a future year. The Plan Administrator shall have sole discretion to determine whether and to what extent Plan benefits are to be deferred pursuant to this

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Section 6.3 and when deferred payments shall be made. The Plan Administrator's determination shall be final and binding.

     6.4  Withholding: All payments made under this Plan shall be subject to
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applicable income withholding taxes. The employee portion of FICA and FUTA taxes with respect to Deferrals, Matching Credits and net earnings credited to a Participant's Account will be deducted from a Participant's Account in the calendar year in which such amounts are credited. In the event a Participant's Account incurs a net loss on the Participant's hypothetical investments, the Participant's Account will be credited FICA and FUTA taxes with respect to such loss.

                                  Section VII

                                Administration
                                --------------

     7.1  Plan Administrator: The Plan Administrator shall have full power and
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the express discretionary authority to construe and interpret the Plan, to resolve any ambiguities, to define any terms, to make determinations with respect to the eligibility for or amount of benefits, and to make any other determinations required by the Plan. All actions of the Plan Administrator under the Plan shall be binding and conclusive on all persons for all purposes. The Plan Administrator may adopt rules and regulations necessary to carry out this Plan and may delegate its ministerial duties to one or more employees of the Employer. The Plan Administrator may consult with counsel, who may be counsel to the Employer, and shall not incur any liability for any action taken in good faith in reliance upon the advice of counsel.

     7.2  Claims Procedure: Each Participant (or Beneficiary of a deceased
          ----------------
Participant) shall be entitled to file with the Plan Administrator a written claim for benefits under this Plan. The Plan Administrator will review the claim. If the claim is denied, in whole or in part, the Plan Administrator will furnish the claimant, within 90 days after the Plan Administrator's receipt of the claim (or within 180 days after such receipt, if special circumstances require an extension of time), a written notice of denial of the claim containing the following:

     (a)  Specific reasons for the denial,

     (b) Specific reference to the pertinent Plan provisions on which the denial is based,

     (c) A description of any additional material or information necessary for the claimant to perfect the claim, and an explanation of why the material or information is necessary, and

     (d) An explanation of the claims review procedure. The claimant may request a review of the claim denial by an appeals committee appointed by the Board of Directors. The review may be requested in writing at any time within 90 days after the claimant receives written notice of the denial of his claim. The committee shall afford the claimant a full and fair review of the decision denying the claim and, if so requested, shall:

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          (i)    permit the claimant to review any documents that are pertinent to the claim,

          (ii) permit the claimant to submit to the committee issues and comments in writing, and

          (iii) afford the claimant an opportunity to meet with a quorum of the committee as part of the review procedure.

The committee's decision on review shall be made in writing and shall be issued within 60 days following receipt of the request for review. The period for decision may be extended to a date not later than 120 days after such receipt if the committee determines that special circumstances require an extension. The decision on review shall include specific reasons for the decision and specific references to the Plan provisions on which the decision of the committee is based.

                                 Section VIII

                                 Miscellaneous
                                 -------------

     8.1  Rights Under the Plan: Title to and beneficial ownership of all
          ---------------------
benefits described in the Plan shall at all times remain with the Employer. Participation in this Plan, the crediting of amounts to Accounts, and the right to receive payments under this Plan shall not give a Participant or Beneficiary any proprietary interest in the Employer or any of its assets or the assets of any affiliated trade or business. Other than the establishment of a "rabbi" trust, no trust fund shall be created in connection with this Plan, and there shall be no required funding of amounts that may become payable under this Plan. A Participant and his Beneficiary shall, for all purposes, be general creditors of the Employer. The interest of a Participant and his Beneficiary in this Plan cannot be transferred, assigned, anticipated, sold, encumbered or pledged and shall not be subject to claims of their creditors. Nothing in this Plan shall confer upon any Participant the right to continue in the employ of the Employer or to continue as a Participant or shall interfere with or restrict in any way the rights of the Employer to discharge an employee at any time for any reasons whatsoever, with or without cause. The benefits provided under this Plan shall not be deemed compensation for purposes of any other benefit plans of the Employer.

     8.2  Successors: This Plan shall be binding upon the Participants and their
          ----------
Beneficiaries, successors and personal representatives. If an Employer becomes a party to any merger, consolidation, reorganization or other corporate transaction, this Plan shall remain in full force and effect as an obligation of the Employer or its successor in interest.

     8.3  ERISA Exemption: This Plan is an unfunded plan of deferred
          ---------------
compensation covering a select group of management or highly compensated employees and is intended to be exempt from the participation, vesting, funding and fiduciary provisions of the Employee Retirement Income Security Act of 1974, as amended

     8.4  Amendment and Termination: The Plan Administrator has the right to
          -------------------------
amend or terminate this Plan at any time without the consent of any Participant or Beneficiary. However,

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no amendment or termination shall deprive any Participant or Beneficiary of the right to receive, pursuant to the terms of this Plan, the amount credited to the Participant's Account as of the last day of the month before the date on which the action is taken by the Board of Directors.

     8.4  Construction: This Plan shall be governed by and construed in
          ------------
accordance with the laws of the State of Illinois.

          IN WITNESS WHEREOF, the Company as caused this Plan to be executed on this _____ day of _________________ 2000.

                                                EMPLOYEE BENEFITS COMMITTEE

                                                By: /s/ Jane Lateer
                                                   -----------------------------
                                                        Jane Lateer

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